EXHIBIT 99.5

THE INFORMATION CONTAINED HEREIN HAS NOT BEEN INDEPENDENTLY VERIFIED BY WAMU CAPITAL CORP.  THE INFORMATION CONTAINED HEREIN IS PRELIMINARY AND SUBJECT TO CHANGE, AND SUPERSEDES INFORMATION CONTAINED IN ANY PRIOR COLLATERAL TERM SHEET FOR THIS TRANSACTION.

PROSPECTIVE INVESTORS IN THE SECURITIES SHOULD READ THE RELEVANT DOCUMENTS FILED, OR TO BE FILED, WITH THE SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION.  SUCH DOCUMENTS MAY BE OBTAINED WITHOUT CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEBSITE.

ALTHOUGH A REGISTRATION STATEMENT (INCLUDING THE BASE PROSPECTUS) RELATING TO THE SECURITIES HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION AND IS EFFECTIVE, THE FINAL PROSPECTUS SUPPLEMENT RELATING TO THE SECURITIES DISCUSSED IN THIS COMMUNICATION HAS NOT YET BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION.  ONCE AVAILABLE, A FINAL PROSPECTUS AND PROSPECTUS SUPPLEMENT MAY BE OBTAINED WITHOUT CHARGE BY CONTACTING THE WAMU CAPITAL CORP. TRADING DESK AT 206-554-2450, OR BY CONTACTING WASHINGTON MUTUAL MORTGAGE SECURITIES CORP. AT 847-548-6500.

WaMu Mortgage Pass-Through Certificates
Series 2005-AR10 Group 3
Mortgage Loans
Preliminary Collateral Information As of 07/01/05

TOTAL CURRENT BALANCE	$51,448,967
TOTAL ORIGINAL BALANCE	$51,975,368

NUMBER OF LOANS	82

			Minimum		Maximum
AVG CURRENT BALANCE	$627,426		$360,000		$1,397,000
AVG ORIGNAL BALANCE	$633,846		$360,000		$1,400,000

WAVG GROSS COUPON	5.75%		5.00%		6.50%
WAVG GROSS MARGIN	2.25%		2.25%		2.25%
WAVG MAX INT RATE	10.75%		10.00%		11.50%

WAVG CURRENT LTV	61.58%		8.86%		80.00%

WAVG FICO SCORE	750		649		817

WAVG MONTHS TO ROLL	118	months	116	months	120	months

WAVG ORIGINAL TERM	360	months	360	months	360	months
WAVG REMAINING TERM	358	months	356	months	360	months
WAVG SEASONING	2	months	0	months	4	months

TOP STATE CONC	CA(50.75%),WA(10.53%),NY(8.98%)
MAXIMUM CA ZIPCODE	9.02%

FIRST PAY DATE			April 1,2005		August 1,2005

RATE CHANGE DATE			March 1,2015		July 1,2015

MATURE DATE			March 1,2035		July 1,2035

PRODUCT	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
10/1 I/O LIBOR	70	$43,297,914	84.16%
10/1 LIBOR	12	8,151,054	15.84
Total	82	$51,448,967	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
300,001— 400,000	8	$3,039,618	5.91%
400,001— 500,000	24	10,619,502	20.64
500,001— 600,000	23	12,883,638	25.04
600,001— 700,000	5	3,187,500	6.20
700,001— 800,000	3	2,252,500	4.38
800,001— 900,000	4	3,398,674	6.61
900,001— 1,000,000	9	8,816,035	17.14
1,000,001— 1,100,000	2	2,200,000	4.28
1,100,001— 1,200,000	2	2,400,000	4.66
1,200,001— 1,300,000	1	1,254,500	2.44
1,300,001— 1,400,000	1	1,397,000	2.72
Total	82	$51,448,967	100.00%

GROSS COUPON (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
4.751— 5.000	2	$1,032,118	2.01%
5.001— 5.250	2	894,668	1.74
5.251— 5.500	19	13,387,264	26.02
5.501— 5.750	23	16,124,183	31.34
5.751— 6.000	18	9,615,751	18.69
6.001 >=	18	10,394,983	20.20
Total	82	$51,448,967	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2.001— 2.250	82	$51,448,967	100.00%
Total	82	$51,448,967	100.00%

MAX INT RATE (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
9.751— 10.000	2	$1,032,118	2.01%
10.001— 10.250	2	894,668	1.74
10.251— 10.500	19	13,387,264	26.02
10.501— 10.750	23	16,124,183	31.34
10.751— 11.000	18	9,615,751	18.69
11.001 >=	18	10,394,983	20.20
Total	82	$51,448,967	100.00%

FIRST RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
5	82	$51,448,967	100.00%
Total	82	$51,448,967	100.00%

PERIODIC RATE CAP (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
2	82	$51,448,967	100.00%
Total	82	$51,448,967	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
360	82	$51,448,967	100.00%
Total	82	$51,448,967	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
351— 360	82	$51,448,967	100.00%
Total	82	$51,448,967	100.00%

SEASONING (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 0	11	$7,200,000	13.99%
1— 6	71	44,248,967	86.01
Total	82	$51,448,967	100.00%

NEXT RATE RESET (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
116	7	$4,635,323	9.01%
117	16	10,492,605	20.39
118	35	21,070,765	40.95
119	13	8,050,274	15.65
120	11	7,200,000	13.99
Total	82	$51,448,967	100.00%

CURRENT LTV (%)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
<= 20	1	$864,083	1.68%
26— 30	5	2,960,000	5.75
36— 40	2	997,000	1.94
41— 45	2	1,438,571	2.80
46— 50	6	4,781,532	9.29
51— 55	7	4,522,587	8.79
56— 60	7	4,172,118	8.11
61— 65	9	7,082,651	13.77
66— 70	13	7,958,033	15.47
71— 75	12	6,946,387	13.50
76— 80	18	9,726,006	18.90
Total	82	$51,448,967	100.00%

FICO SCORE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
640— 659	1	$514,000	1.00%
660— 679	1	861,556	1.67
680— 699	8	5,423,666	10.54
700— 719	10	6,363,838	12.37
720— 739	7	5,883,500	11.44
740— 759	8	4,445,676	8.64
760— 779	26	15,395,021	29.92
780— 799	17	10,290,712	20.00
800 >=	4	2,271,000	4.41
Total	82	$51,448,967	100.00%

DOCUMENTATION	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Full Doc	72	$45,538,467	88.51%
Reduced Doc	10	5,910,500	11.49
Total	82	$51,448,967	100.00%

IO FLAG	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
YES	70	$43,297,914	84.16%
NO	12	8,151,054	15.84
Total	82	$51,448,967	100.00%

OCCUPANCY	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Owner Occupied	79	$50,114,899	97.41%
Second Home	3	1,334,068	2.59
Total	82	$51,448,967	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Condo	9	$5,468,867	10.63%
Co-op	2	1,690,000	3.28
Single Family	71	44,290,100	86.09
Total	82	$51,448,967	100.00%

PURPOSE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
Purchase	35	$23,654,229	45.98%
Refi - Cash Out	22	12,433,577	24.17
Refi - No Cash Out	25	15,361,161	29.86
Total	82	$51,448,967	100.00%

INDEX	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
1 Yr LIBOR	82	$51,448,967	100.00%
Total	82	$51,448,967	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
0	82	$51,448,967	100.00%
Total	82	$51,448,967	100.00%

STATE	Number of Mortgage Loans	Principle Balance Outstanding as of the Cut-off Date	% of Aggregate Principle Balance Outstanding as of the Cut-off Date
AL	1	$1,200,000	2.33%
CA	41	26,108,679	50.75
CO	1	432,000	0.84
CT	6	3,587,389	6.97
DC	1	861,556	1.67
FL	3	1,511,000	2.94
GA	1	1,000,000	1.94
IN	2	820,000	1.59
MD	1	413,000	0.80
NV	1	409,969	0.80
NY	6	4,620,960	8.98
OR	4	1,924,936	3.74
PA	1	1,000,000	1.94
SC	1	439,200	0.85
VA	2	1,704,500	3.31
WA	10	5,415,778	10.53
Total	82	$51,448,967	100.00%

WaMu Capital Corp.
A Washington Mutual, Inc. Company